Exhibit 99.1

Oaktree Strategic Income Corporation Announces Stockholder Approval to Reduce Asset Coverage Requirements

LOS ANGELES, CA, July 10, 2018 – Oaktree Strategic Income Corporation (NASDAQ:OCSI) (“Oaktree Strategic Income” or the “Company”) today announced that its stockholders have approved the application of the reduced asset coverage requirements for senior securities as set forth in Section 61(a)(2) of the Investment Company Act of 1940, as amended, to the Company. As a result, Oaktree Strategic Income’s asset coverage requirement will be reduced to 150% from 200%, effective as of July 11, 2018.

“We appreciate the overwhelming support of our stockholders who voted in favor of reducing the asset coverage requirement for the Company,” said Edgar Lee, Chief Executive Officer and Chief Investment Officer of Oaktree Strategic Income. “Increased leverage will provide us with flexibility to prudently grow our portfolio of first lien, floating rate loans, which we expect will enhance the return on equity for our stockholders over time.”

About Oaktree Strategic Income Corporation

Oaktree Strategic Income Corporation (NASDAQ:OCSI) is a specialty finance company dedicated to providing customized capital solutions for middle-market companies in both the syndicated and private placement markets. The firm seeks to generate a stable source of current income while minimizing the risk of principal loss and, to a lesser extent, capital appreciation by providing innovative first-lien financing solutions to companies across a wide variety of industries. The company is regulated as a business development company under the Investment Company Act of 1940, as amended. Oaktree Strategic Income is managed by Oaktree Capital Management, L.P. For additional information, please visit Oaktree Strategic Income’s website at www.oaktreestrategicincome.com.

Forward-Looking Statements

Some of the statements in this press release constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements may include statements as to: our future operating results and distribution projections; our business prospects and the prospects of our portfolio companies; and the impact of the investments that we expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this press release involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended September 30, 2017 and our quarterly report on Form 10-Q for the quarter ended March 31, 2018. Other factors that could cause actual results to differ materially include: changes in the economy, financial markets and political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings.

We have based the forward-looking statements included in this press release on information available to us on the date of this press release, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Contact

Investor Relations:	Oaktree Strategic Income Corporation Michael Mosticchio (212) 284-1900 ocsi-ir@oaktreecapital.com

Media Relations:	Financial Profiles, Inc. Moira Conlon (310) 478-2700 mediainquiries@oaktreecapital.com

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